Fourth Quarter and Year-End 2024 Investor Briefing April 8, 2025

Fourth Quarter and Year-End 2024 Investor Briefing Notice to Recipients Certain of the information contained in this presentation, including certain of the statements made by representatives of Oglethorpe Power Corporation (An Electric Membership Corporation) (“Oglethorpe” or “OPC”), that are not historical facts are forward-looking statements. Although Oglethorpe believes that in making these forward-looking statements its expectations are based on reasonable assumptions, Oglethorpe cautions the reader not to put undue reliance on these forward-looking statements, which are not guarantees of future performance. Forward- looking statements involve uncertainties and there are important factors, many of which are outside management’s control, which could cause actual results to differ materially from those expressed or implied by these forward-looking statements. Some of the risks, uncertainties and assumptions that may cause actual results to differ from these forward-looking statements are described under the headings “CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION” and “RISK FACTORS” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission on March 31, 2025. This electronic presentation is provided as of April 8, 2025. If you are viewing this presentation after that date, there may have been events that occurred after such date that could have a material adverse effect on the information that was presented. Oglethorpe undertakes no obligation to publicly update any forward-looking statements. 2

Fourth Quarter and Year-End 2024 Investor Briefing ‣ Review of 2024 & Future Outlook ‣ New Generation Update ‣ Operations Update ‣ Financial and Liquidity Update Presenters and Agenda Betsy Higgins Executive Vice President and Chief Financial Officer Annalisa Bloodworth President and Chief Executive Officer 3 Rich Wallen Executive Vice President and Chief Operating Officer

Fourth Quarter and Year-End 2024 Investor Briefing • Largest electric cooperative in the United States by assets, among other measures. • Generating assets total approximately 9,320 MW of 2025 summer planning reserve capacity. — Includes 729 MW of Member-owned generation managed by us. • Members purchase approximately 1,860 MW of renewables through Green Power EMC and from third parties, expected to be over 2,300 MW by end of 2027. • Members purchase 570 MW of federal hydropower of which 515 MW is scheduled for Members by Oglethorpe. Senior Secured/ Outlook/ Short-Term Moody’s: A3 / Stable / P-2 S&P: BBB+ / Stable / A-2 Fitch: BBB+ / Stable / F1 • 2024 revenues over $2 billion. • Total assets over $16 billion. • SEC filing company. • Member-owned not-for-profit Georgia electric membership corporation. • Wholesale electric provider to 38 Member distribution co-ops in Georgia. • Take or pay, joint and several Wholesale Power Contracts with Members through December 2085. — Allows for recovery of all costs, including debt service. • Members’ peak load: — Record Peak: 10,810 MW (December 2022 – Winter) — 2024 Peak: 10,236 MW (January – Winter) — Record Summer Peak: 10,092 MW (July 2024) Overview of Oglethorpe Power Corporation Business Power Supply Resources Ratings Financial 4

OglethorpePower

Key Events Q1 2024 Through Q1 2025

Q1 2024
- Vogtle 4 Synched to Grid

Q2 2024
- Vogtle 4 Commercial Operation
- Closed on $861 million of RUS loans
- 5-Year Renewal of Syndicated Bank Credit Facility at $1.275 billion
- Issuance of $350 Million Series 2024A Green First Mortgage Bonds for Vogtle 3&4
- Acquired 465 MW Walton County CTs
- Upgrade by Fitch to BBB+/F1
- Precedent Agreement with SONAT for Firm Gas Transportation

Q3 2024
- Member Approval of ~1,500 MW of New Natural Gas-Fired Generation
- 50th Anniversary of Oglethorpe Power
- Renewed J.P. Morgan Bilateral Credit Facility at $200 Million through March 2027
- Hurricane Helene: ~450,000 EMC Customers Lost Power at Peak of Storm

Q4 2024
- Awarded $81 Million GRIP Grant from DOE for 75 MW of Utility-Scale Battery Storage
- Precedent Agreement with TGP (for Mississippi Crossing Pipeline Expansion) for Firm Gas Transportation

Q1 2025
- Upgrade by Moody's to A3 (Senior Secured)
- Received Conditional Commitment for $331 Million 0% RUS Loan to Refinance Debt for Retired Plant Wansley
- Completed Vogtle 3&4 Long-Term Financing with Issuance of $350 Million Series 2025A Green First Mortgage Bonds
- Retirement of Mike Smith as CEO, Succeeded by Annalisa Bloodworth
- Remarketing of $313 Million Tax-Exempt Pollution Control Bonds

Operational Events | Financial Events | Other

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Fourth Quarter and Year-End 2024 Investor Briefing Future Power Resources – New Gas-Fired Generation ‣ Oglethorpe and its Members plan to add two new natural gas-fired generation resources. • Smarr CC: An approximately 1,425 MW two- unit combined cycle generation facility to be built on land we own in Monroe County, Georgia. Preliminary cost estimate is approximately $1.8 - $2.3 billion. • Talbot Unit 7: An approximately 240 MW combustion turbine unit to be constructed at our Talbot Energy Facility. Preliminary cost estimate is approximately $360 million. • These new units are projected to be online in 2029. 6 Smarr CC 3D Rendering Talbot Unit 7 3D Model View

Fourth Quarter and Year-End 2024 Investor Briefing ‣ Oglethorpe has entered into purchase agreements with equipment manufacturer for both projects. ‣ Currently in the process of selecting an engineering, procurement, and construction contractor for the Smarr CC project and will narrow cost estimate range following that selection. ‣ Oglethorpe continues to have positive community support. ‣ Oglethorpe has executed precedent agreements to secure firm natural gas transportation for the new Smarr CC facility as well as to provide additional firm transportation for existing resources including the B.C. Smith plant. ‣ These agreements have a 20-year term and are contingent upon the completion of pipeline expansion projects on the SONAT pipeline and the upstream Mississippi Crossing pipeline ‣ Oglethorpe’s obligation to make payments begins when the pipeline project is placed in service which is projected to be November 2028. 7 Future Power Resources – New Gas-Fired Generation

Fourth Quarter and Year-End 2024 Investor Briefing ‣ Oglethorpe and its Members have approved 75 megawatts of utility-scale battery storage resources. ‣ The project budget for these batteries is approximately $200 million to $250 million. ‣ Commercial operation dates are in 2029 and 2030. ‣ Oglethorpe was awarded $81 million in grant funds under the Department of Energy GRIP Program to be applied to offset the battery project cost; however, awards under the GRIP program are currently subject to administrative review and the ultimate availability of funds are not certain. Receipt of any grant proceeds is subject to meeting program requirements. ‣ If these grant funds become unavailable for this project, Oglethorpe and its Members will reassess whether or not to continue with this project. 8 Future Power Resources – Battery Storage

Fourth Quarter and Year-End 2024 Investor Briefing 9 Note: Summer capacities shown above. With Baconton, Washington, BC Smith, and Walton, some of our Members elected to take service at the date of acquisition and some Members have elected to defer their share of output through a date no later than December 31, 2027. Capacity additions are shown in the graph when the various Members begin to schedule service from these resources, either on the date of acquisition or at the end of their respective deferral period. Looking Forward Recent or Planned Capacity Additions

Fourth Quarter and Year-End 2024 Investor Briefing “Unleashing American Energy” Executive Order 10 Overview ‣ Aims to reduce regulatory burdens on domestic energy. ‣ Directs federal agencies to review and revise certain requirements. ‣ EPA has identified 31 actions in response to this order. Potential Areas of Impact for Oglethorpe ‣ Particulate Matter (PM2.5) National Ambient Air Quality Standards ‣ Greenhouse Gas Rules for New Gas Turbines and Existing Coal (111 b/d; Carbon Rule) ‣ Legacy Coal Combustion Residuals (CCR) Rule ‣ Supplemental Effluent Limitations Guidelines (ELG) Rule

Fourth Quarter and Year-End 2024 Investor Briefing Oglethorpe’s Members Elected Three New Board Members on March 31, 2025 Kevin W. Bush • Outside Director • Audit Committee • Qualifies as Independent Audit Committee Financial Expert Ronnie M. Hendricks • Member At-Large Director • Audit Committee Christopher L. Stephens • Director for Member Group 3 • Compensation Committee • Construction Project Committee 11

Fourth Quarter and Year-End 2024 Investor Briefing - 2,000 4,000 6,000 8,000 10,000 12,000 2019 2020 2021 2022 2023 2024 2025 Winter Peak Summer Peak 2019 2020 2021 2022 2023 2024 2025 (Millions MWh) Members’ Historical Load 12 Member Demand Requirements Member Energy Requirements Percent Change (MW) Percent Change in Overall Peak Highest Overall/Winter Peak (2022) = 10,810 MW Highest Summer Peak (2024) = 10,092 MW Winter Peak (2025 YTD) = 10,094 MW 3.4% 4.5% -6.7% -1.9%0.5% 7.0% -0.1% 7.0% -2.9% -2.0% Projected As of March 21, 2025 16.4% 1.3% 6.2%1.5% 2019 2020 2021 2022 2023 2024 2025 Days ≥ 90o 90 38 21 44 54 62 0 Days ≥ 95o 33 3 0 8 16 20 0 Days ≥ 100o 0 0 0 0 0 0 0 Low ≤ 25o 3 5 2 4 0 6 10 Winter: YTD Summer: Projected

Oglethorpe's Generation and Power Supply Resources

Resource	# Units	Fuel Type	Oglethorpe Ownership Share	Operator	2025 Summer Planning Reserve Capacity (MW)	2024 Average Capacity Factor
Oglethorpe Owned:						
Plant Hatch	2	Nuclear	30%	Southern Nuclear	527	91%
Plant Vogtle Units 1&2	2	Nuclear	30%	Southern Nuclear	689	97%
Plant Vogtle Units 3&4 [(a)]	2	Nuclear	30%	Southern Nuclear	670	84%
Plant Scherer	2	Coal	60%	Georgia Power	1,030	39%
Chattahoochee Energy Facility	1	Gas- CC	100%	Oglethorpe	527	35%
Thomas A. Smith Energy Facility	2	Gas- CC	100%	Oglethorpe	485	65%
Bobby C. Smith Energy Facility	1	Gas- CC	100%	Oglethorpe	1,295	75%
Doyle Generating Plant	5	Gas – CT	100%	Oglethorpe	272	1%
Hawk Road Energy Facility	3	Gas – CT	100%	Oglethorpe	483	15%
Hartwell Energy Facility	2	Gas/Oil – CT	100%	Oglethorpe	305	6%
Talbot Energy Facility	6	Gas/Oil – CT	100%	Oglethorpe	676	8%
Washington County [(b)]	2	Gas – CT	100%	CAMS	326	11%
Baconton Energy Facility	1	Gas/Oil – CT	100%	Oglethorpe	44	11%
Walton Energy Facility[(c)]	3	Gas – CT	100%	Oglethorpe	450	15%
Rocky Mountain Pumped Storage Hydro	3	Hydro	74.61%	Oglethorpe	817	17%
Subtotal	37				8,594	
Member Owned/Oglethorpe Operated:						
Smarr / Sewell Creek	6	Gas - CTs	-	Oglethorpe	729	
Member Contracted/Oglethorpe Scheduled:						
Southeastern Power Administration (SEPA) [(d)]	-	Hydro	-		515	-
Grand Total	43				9,838	

(a) Vogtle 3&4 planning capacity includes Unit 4 which came online in Q2 2024.

(b) Washington County was acquired in December 2022 and its output was sold off-system under a tolling agreement through May 31, 2024.

(c) Acquisition of Walton County Energy Facility closed June 28, 2024.

(d) Each of the Members, other than Flint, has designated Oglethorpe to schedule its energy allocation from SEPA. Members' total allocation is 570 MW, of which Oglethorpe schedules 515 MW.

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Fourth Quarter and Year-End 2024 Investor Briefing Oglethorpe’s Diversified Power Supply Portfolio (a) Capacity and energy include Oglethorpe and Smarr EMC resources. Oglethorpe and Smarr EMC capacity reflects summer reserve planning capacity. (b) Capacity includes Walton County acquired June 2024. 2025 Capacity (MW) 9,323 MW (a) (b) 14 2024 Energy (MWh) (January 2024 – December 2024) Member and Non-Member Sales 34.7 Million MWh Member Sales 33.4 Million MWh 60%20% 11% 9% 44% 43% 10% 3% 46% 41% 10% 3%

Fourth Quarter and Year-End 2024 Investor Briefing Coal Nuclear • Achieved top quartile for equivalent forced outage rate Capacity Factors: • Vogtle Units 1 and 2: 97.2% • Vogtle Units 3 and 4: 89.3%* • Plant Hatch: 91.4% 2024 Plant Operations Highlights 15 Oglethorpe-Operated Fleet Natural Gas Hydro • CT fleet achieved 99.5% starting reliability, with more than 2,800 starts • CC fleet achieved 100% dispatch reliability and strong peak season availability for each asset • 99.9% Starting reliability • 99.7% Winter peak season availability *Capacity factor excludes Unit 3 refueling outage; With refueling outage, capacity factor was 83.6%.

Fourth Quarter and Year-End 2024 Investor Briefing 0% 25% 50% 75% 100% Hatch Vogtle 1&2 Vogtle 3&4 Scherer Chatt TASmith BCSmith Doyle Hawk Road Hartwell Talbot Baconton Washington Walton Rocky Mountain 2023 2024 Capacity Factor Comparison Nuclear Coal Gas - CC Gas - CT Pumped Storage Hydro 16 (a) Vogtle Unit 3 was placed in service July 31, 2023, and Vogtle Unit 4 was placed in service on April 29, 2024. Therefore, 2023 capacity factor represents Vogtle 3 capacity factor for July 31 - December 31, 2023. 2024 capacity factor represents the weighted average capacity factor for Unit 3 for the entire year and for Unit 4 from its in-service date through December 31. (b) Washington was acquired in December 2022 and its output was sold off-system under a tolling agreement with Georgia Power through May 31, 2024. Capacity factor for 2023 is therefore not shown. (c) Acquisition of Walton County Energy Facility closed June 28, 2024. 2024 capacity factor shown is from June 28 through December 31. (a) (b) (c)

Fourth Quarter and Year-End 2024 Investor Briefing Credit Ratings ‣ Credit ratings or outlooks have been improving since the commercial operation of Vogtle Unit 3 and 4. Most recently: • Moody’s rating was upgraded from Baa1 to A3 (January 2025) • Fitch rating was upgraded from BBB to BBB+ (June 2024) 17 Moody’s Standard & Poor’s Fitch A3 Stable Outlook BBB+ Stable Outlook BBB+ Stable Outlook Current Credit Ratings for Secured Long-Term Debt

Income Statement Excerpts

($ in thousands)	Year Ended Dec 31, 2024	12/31/2023-12/31/2024 % Change	2023	Year Ended December 31, 2022	2021
Statement of Revenues and Expenses:					
Operating Revenues:					
Sales to Members - Capacity	$1,501,903	38.8%	$1,082,368	$984,036	$946,662
Sales to Members - Energy	643,619	7.4%	599,198	990,647	610,447
Total Sales to Members	$2,145,522	27.6%	$1,681,566	$1,974,683	$1,557,109
Sales to non-Members	36,325	-38.0%	58,619	155,454	47,754
Operating Expenses:	1,698,351	16.1%	1,463,119	1,936,086	1,410,482
Other Income	67,390	-16.9%	81,049	72,244	71,254
Net Interest Charges	480,385	64.3%	292,325	204,591	207,854
Net Margin	$70,501	7.2%	$65,790	$61,704	$57,781
Margins for Interest Ratio[(a)]	1.14		1.14	1.14	1.14
Sales to Members					
Energy Cost (cents/kWh)	2.08	-2.1%	2.12	3.86	2.47
Average Power Cost (cents/kWh)	6.92	16.5%	5.94	7.70	6.30
Sales to Members (MWh)[(b)]	31,001,082	9.6%	28,289,147	25,634,984	24,727,585

(a) Margins for Interest ratio is calculated on an annual basis and is determined by dividing Oglethorpe's Margins for Interest by Interest Charges, both as defined in Oglethorpe's First Mortgage Indenture. The Indenture obligates Oglethorpe to establish and collect rates that, subject to any necessary regulatory approvals, are reasonably expected to yield a Margins for Interest ratio equal to at least 1.10 for each fiscal year. In addition, the Indenture requires Oglethorpe to show that it has met this requirement for certain historical periods as a condition for issuing additional obligations under the Indenture. Oglethorpe increased its Margins for Interest ratio to 1.14 each year, starting in 2010, above the minimum 1.10 ratio required by the Indenture. With the conclusion of Vogtle 3&4 construction, our board of directors approved a budget to achieve a Margins for Interest ratio for 2025 of 1.10.

(b) Excludes test energy megawatt-hours from Plant Vogtle Units 3 and 4 supplied to Members. Any revenues and costs associated with test energy were capitalized.

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Fourth Quarter and Year-End 2024 Investor Briefing Rate Structure Assures Recovery of All Costs + Margin • Formulary Rate under Wholesale Power Contract • Minimum MFI ratio requirement of 1.10x under First Mortgage Indenture Expense Type Components Recovery Timeframe Variable Fuel, Variable O&M 30 – 60 days Fixed Margin, Interest, Depreciation, Fixed O&M, A&G • Billed on levelized annual budget • Trued up to actuals at year end • Oglethorpe budgets conservatively Key Points: • Cost inputs not subject to any regulatory approvals. • Formula changes subject to RUS & DOE approval but are infrequent. • Prior period adjustment mechanism covers any year-end shortfall below the required 1.10 MFI ratio (board approval not required; to date, has never needed to be used). Margin Coverage 19 Budget 1.10 1.12 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.14 1.10 $19.3 $26.4 $33.7 $37.7 $39.3 $41.5 $46.6 $48.3 $50.3 $51.2 $51.2 $52.6 $54.1 $56.0 $61.7 $65.8 $70.5 $55.4 $0.0 $20.0 $40.0 $60.0 $80.0 1.05 1.10 1.15 1.20 1.25 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 N et M ar gi n (M M ) M FI C ov er ag e

Fourth Quarter and Year-End 2024 Investor Briefing Balance Sheet Excerpts (a) The equity ratio is calculated, pursuant to Oglethorpe’s First Mortgage Indenture, by dividing patronage capital and membership fees by total capitalization plus unamortized debt issuance costs and bond discounts and long-term debt due within one year (Total Long-Term Debt and Equities in the table above). Oglethorpe has no financial covenant requirement to maintain a minimum equity ratio; however, a covenant in the Indenture restricts distributions of equity (patronage capital) to its Members if its equity ratio is below 20%. Oglethorpe also has covenants in three credit agreements that require a minimum total patronage capital, with the highest such requirement being $900 million. The equity ratio is less than that of many investor-owned utilities because Oglethorpe operates on a not-for-profit basis and has a significant amount of authority to set and change rates to ensure sufficient cost recovery to produce margins to meet financial coverage requirements. December 31, ($ in thousands) 2024 2023 Balance Sheet Data: Assets: Electric Plant: Net Plant in Service $11,989,581 $8,996,092 CWIP 320,167 3,294,641 Nuclear Fuel 402,328 389,662 Total Electric Plant $12,712,076 $12,680,395 Total Investments and Funds 1,492,372 1,449,689 Total Current Assets 1,109,969 1,191,687 Total Deferred Charges 1,163,121 1,203,080 Total Assets $16,477,538 $16,524,851 Capitalization: Patronage Capital and Membership Fees $1,328,418 $1,257,917 Long-term Debt and Finance Leases 12,167,367 11,644,503 Other 37,625 35,014 Total Capitalization $13,533,410 $12,937,434 Total Current Liabilities 936,414 1,358,453 Total Deferred Credits and Other Liabilities 2,007,714 2,228,964 Total Equity and Liabilities $16,477,538 $16,524,851 Total Capitalization $13,533,410 $12,937,434 Plus: Unamortized Debt Issuance Costs and Bond Discounts on LT debt 120,328 120,560 Plus: Long-term Debt and Finance Leases due within one year 398,979 384,426 Total Long-Term Debt and Equities $14,052,717 $13,442,420 Equity Ratio(a) 9.5% 9.4% 20

Fourth Quarter and Year-End 2024 Investor Briefing Recent Financial Activity Completed in 2024 Q2 Closed on $861 million of RUS loans Renewed syndicated bank credit facility at $1.275 billion $350 million Green First Mortgage Bonds for Vogtle 3&4 Q3 Renewal of J.P. Morgan bilateral credit facility Q4 Awarded $81 million DOE GRIP Grant Completed in 2025 Q1 Received conditional commitment from RUS for up to $331 million 0% loan to refinance debt related to the retired Wansley coal plant. $350 million Green First Mortgage Bonds for Vogtle 3&4 (final issuance for Vogtle 3&4 construction). $272 million remarketing of Burke Series 2013A and 2017E Bonds and Monroe 2013A Bonds in Term Rate mode $41 million remarketing of Appling Series 2013A Bonds into a Weekly Rate mode (VRDBs) with self liquidity 21

Fourth Quarter and Year-End 2024 Investor Briefing Oglethorpe’s Bank Credit Facilities $0 $500 $1,000 $1,500 $2,000 Q 1 20 23 Q 2 20 23 Q 3 20 23 Q 4 20 23 Q 1 20 24 Q 2 20 24 Q 3 20 24 Q 4 20 24 Q 1 20 25 Q 2 20 25 Q 3 20 25 Q 4 20 25 Q 1 20 26 Q 2 20 26 Q 3 20 26 Q 4 20 26 Q 1 20 27 Q 2 20 27 Q 3 20 27 Q 4 20 27 Q 1 20 28 Q 2 20 28 Q 3 20 28 Q 4 20 28 Q 1 20 29 Q 2 20 29 20 43 (M ill io ns ) 22 $1.275B Syndicated Revolver / CP Backup NRUCFC $ 250 mm Bank of America, N.A. $150 mm CoBank, ACB $150 mm Truist Bank $150 mm Royal Bank of Canada $125 mm Mizuho Bank, Ltd. $100 mm Regions Bank $100 mm U.S. Bank, N.A $100 mm Fifth Third Bank, N.A. $ 50 mm Goldman Sachs Bank USA $ 50 mm JPMorgan Chase Bank, N.A. $ 50 mm $350mm JPMorgan Bilateral $250mm NRUCFC Secured Bilateral ($140 million available)(a) $110mm NRUCFC Unsecured Bilateral Optional Term-Out of $250mm Secured Bilateral with 2043 Maturity …………. Time Now (a) The secured term loan amount is $250 million, however, any outstanding advances under the CFC $110 million unsecured line of credit reduce the amount that can be borrowed under the term loan; therefore we show only $140 million of the secured term loan as being available. ‣ Oglethorpe's four credit facilities total $1.725 billion and have all been renewed since December 2023. $200mm JPMorgan Bilateral Renewal $1.725 billion

Fourth Quarter and Year-End 2024 Investor Briefing $1,725 $233 $1,492 $332 $1,824 $0 $500 $1,000 $1,500 $2,000 $2,500 Total Credit Facilities Less Borrowings & Reserved Liquidity Credit Available Cash Total Liquidity $ M illi on s Oglethorpe’s Available Liquidity Borrowings & Reserved Liquidity Detail $3 million – Outstanding Letters of Credit for Operational Needs $74 million – Walton Acquisition Costs $47 million – B.C. Smith, Washington, Baconton and Walton Deferral Costs $69 million – New Generation: Smarr CC and Talbot No. 7 $41 million – Reserved to support Weekly Rate Tax-Exempt Bonds(a) • Represents 590 days of liquidity on hand. (a) $40.53 million of Oglethorpe’s Tax-Exempt Bonds are in a weekly variable rate backed by Oglethorpe’s own liquidity, which we are reserving to support these bonds. 23 As of March 28, 2025

Fourth Quarter and Year-End 2024 Investor Briefing Total Secured Debt $12.7 Billion Oglethorpe Secured Debt – February 28, 2025 Weighted average interest rate on all secured debt of 4.0%. 24

Fourth Quarter and Year-End 2024 Investor Briefing Total amount outstanding under all RUS Guaranteed Loans is $2.8 billion, with an average interest rate of 3.501%. RUS Guaranteed Loans(a) (a) RUS guaranteed loans are funded through the Federal Financing Bank and made at comparable Treasury plus 0.125%. (b) RUS loan conditionally committed as of February 10, 2025. We expect to fully fund this loan in 2026. RUS Loan Summary as of February 28, 2025 25 Purpose/Use of Proceeds Approved Advanced Remaining Amount Current Loans General & Environmental Improvements $630,342,000 $464,641,834 $165,700,166 Washington Acquisition $87,943,000 $87,943,000 $0 Baconton Acquisition $17,515,000 $17,515,000 $0 General & Environmental Improvements $755,208,000 $223,659,910 $531,548,090 Walton Acquisition (b) 80,058,000 0 $80,058,000 $1,571,066,000 $793,759,744 $777,306,256

Fourth Quarter and Year-End 2024 Investor Briefing DOE Loan Summary as of February 28, 2025 ‣ Oglethorpe borrowed $4.6 billion for eligible project costs related to Vogtle 3&4 under loan agreements with DOE funded through the Federal Financing Bank. ‣ We began principal repayments of our DOE-guaranteed loans in February 2020. DOE Guaranteed Loans for Vogtle 3&4 Average interest rate on the outstanding balance under the DOE-guaranteed loans is 2.936%. 26 Loan Agreement Advanced Repaid Outstanding 2014 Loan $3,013,348,382 $400,237,680 $2,613,110,702 2019 Loan $1,619,679,706 $214,834,316 $1,404,845,390 $4,633,028,088 $615,071,996 $4,017,956,092

Fourth Quarter and Year-End 2024 Investor Briefing Net Margin Liquidity Wholesale Power CostInterim CP Financing Balance Sheet Electric Plant Average Cost of Funds: 4.59% (dollars in millions) Secured LT Debt (2.28.25): $12.7 billion Weighted Average Cost: 4.01% 2024 February 28, 2025 2024 2024 Secured Long Term Debt 27 1.14 MFI ratio $- $20 $40 $60 $80 $100 Ja n Fe b M ar Ap r M ay Ju n Ju l Au g Se p O ct N ov De c M ill io ns Actual Budget 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 10.0 Budget YTD Actual YTD 6.927.25 ¢/ kW h BCSmith Deferral - CP, $28 Washington Deferral - CP, $14 Baconton Deferral - CP, $2 Walton Acquisition & Deferral, $77 New Gas Generation, $39 $(300) $(100) $100 $300 $500 DOE RUS Taxable $317 $350 ($63) ($127) ($184) ($ Millions) Actual Issuance $0 $1 $2 $3 $4 $5 $6 $7 $8 $9 $10 $11 $12 $13 $14 YE '23 YE '24 $9.00 $11.99 $0.39 $0.40 $3.29 $0.32 (B illi on s) Construction Work in Progress Nuclear Fuel Electric Plant in Service Total Assets ($ Millions) $16,525 $16,478 $1,210 $ 1,210 $1,810 $1,810 $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 $2,750 Jan '24 Feb M ar Apr M ay Jun Jul Aug Sep O ct N ov Dec Jan '25 Feb M ar Bo rr ow in gs (M il) Borrowings Cash CP Availability Total Available Lines of Credit Ca sh B al an ce s (M il)

Fourth Quarter and Year-End 2024 Investor Briefing • A link to this presentation will be posted on Oglethorpe’s website www.opc.com. • Oglethorpe’s SEC filings, including its annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K are made available on its website. • Oglethorpe’s ESG Reports along with its qualitative and quantitative EEI ESG/Sustainability Reports are available on its website. • Member information is generally filed as an exhibit to Form 10-Q for the first or second quarter of each year. (Exhibits are available on EDGAR but not on Oglethorpe’s website.) 2023 Member information was filed in an exhibit to Form 10-Q for the second quarter of 2024. • For additional information please contact: Additional Information 28 Investor Contacts Name Title Email Address Phone Number Betsy Higgins Executive Vice President and Chief Financial Officer betsy.higgins@opc.com 770-270-7168 Joe Rick Sr. Director, Capital Markets and Investor Relations joe.rick@opc.com 770-270-7240 Cheri Garing Senior Vice President, Planning cheri.garing@opc.com 770-270-7204 Media Contact Name Title Email Address Phone Number Blair Romero Director, Corporate Communications blair.romero@opc.com 770-270-7290